Capital Management	12 Months Ended
Dec. 31, 2024
Corporate information and statement of IFRS compliance [abstract]
Capital Management	CAPITAL MANAGEMENT
The Company's capital management objective is to maintain a strong balance sheet that provides financial flexibility to execute its development programs, provide returns to shareholders and optimize its portfolio through strategic acquisitions. Baytex strives to actively manage its capital structure in response to changes in economic conditions. At December 31, 2024, the Company's capital structure was comprised of shareholders' capital, long-term notes, trade receivables, prepaids and other assets, trade payables, share-based compensation liability, dividends payable, other long-term liabilities, cash and the Credit Facilities.

In order to manage its capital structure and liquidity, Baytex may from time-to-time issue equity or debt securities, enter into business transactions including the sale of assets or adjust capital spending to manage current and projected debt levels. There is no certainty that any of these additional sources of capital would be available if required.

The capital-intensive nature of Baytex's operations requires the maintenance of adequate sources of liquidity to fund ongoing exploration and development. Baytex's capital resources consist primarily of adjusted funds flow, available Credit Facilities and proceeds received from the divestiture of oil and gas properties. The following capital management measures and ratios are used to monitor current and projected sources of liquidity.

Net Debt

The Company uses net debt to monitor its current financial position and to evaluate existing sources of liquidity. The Company defines net debt to be the sum of our Credit Facilities and long-term notes outstanding adjusted for unamortized debt issuance costs, trade payables, dividends payable, share-based compensation liability, other long-term liabilities, cash, trade receivables and prepaids and other assets. Baytex also uses net debt projections to estimate future liquidity and whether additional sources of capital are required to fund ongoing operations.
The following table reconciles net debt to amounts disclosed in the primary financial statements.

	December 31, 2024	December 31, 2023
Credit Facilities	$324,346	$848,749
Unamortized debt issuance costs - Credit Facilities (note 8)	16,861	15,987
Long-term notes	1,932,890	1,562,361
Unamortized debt issuance costs - Long-term notes (note 9)	47,729	35,114
Trade payables	512,473	477,295
Dividends payable	17,598	18,381
Share-based compensation liability	24,732	35,732
Other long-term liabilities	20,887	19,147
Cash	(16,610)	(55,815)
Trade receivables	(387,266)	(339,405)
Prepaids and other assets	(76,468)	(83,259)
Net Debt	$2,417,172	$2,534,287

Adjusted Funds Flow

Adjusted funds flow is used to monitor operating performance and the Company's ability to generate funds for exploration and development expenditures and settlement of abandonment obligations. Adjusted funds flow is comprised of cash flows from operating activities adjusted for changes in non-cash working capital, asset retirements obligations settled during the applicable period, transaction costs and cash premiums on derivatives.

Adjusted funds flow is reconciled to amounts disclosed in the primary financial statements in the following table.

	Years Ended December 31
	2024	2023
Cash flows from operating activities	$1,908,264	$1,295,731
Change in non-cash working capital	17,922	220,895
Asset retirement obligations settled	28,793	26,416
Transaction costs	1,539	49,045
Cash premiums on derivatives	—	2,263
Adjusted Funds Flow	$1,956,518	$1,594,350